Exhibit 99.2

4Q and Full Year 2024 Earnings Presentation March 2025

FORWARD-LOOKING STATEMENTS Statements made in this presentation regarding American Public Education, Inc. or its subsidiary institutions (“APEI” or the “Company”) that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry. In some cases, forward looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “project,” “should,” “will,” “would,” and similar words or their opposites. Forward-looking statements include, without limitation, statements regarding expectations for growth, registration, enrollments, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, capital expenditures, free cash flow, plans to refinance or eliminate preferred stock, and plans with respect to and future impacts of recent, current and future initiatives, including the planned combination. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among others, risks related to: the Company’s failure to comply with regulatory and accrediting agency requirements, including the “90/10 Rule”, and to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure; changes in the postsecondary education regulatory environment as a result of U.S. federal elections, including any changes by or as a result of actions of the current administration to the operations of the Department of Education or changes to or the elimination or implementation of laws, regulations, standards, policies, and practices; potential or actual government shutdowns; the impact, timing, and projected benefits of the planned combination of APUS, RU and HCN into one consolidated institution; the Company’s dependence on the effectiveness of its ability to attract students who persist in its subsidiary institutions’ programs; changing market demands; declines in enrollments at the Company’s subsidiary institutions; the Company’s inability to effectively brand or market its subsidiary institutions and its subsidiary institutions’ programs; the Company’s inability to maintain strong relationships with the military and maintain course registrations and enrollments from military students; the loss or disruption of the Company’s ability to receive funds under Title IV or tuition assistance programs or the reduction, elimination, or suspension of federal funds; adverse effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed; the Company’s need to successfully adjust to future market demands by updating existing programs and developing new programs; the Company’s loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid; economic and market conditions and changes in interest rates; difficulties involving acquisitions; the Company’s indebtedness and preferred stock, including the refinancing or redemption thereof; the Company’s dependence on and the need to continue to invest in its technology infrastructure, including with respect to third-party vendors; the inability to recognize the anticipated benefits of the Company’s cost savings and revenue generating efforts; the Company’s ability to manage and limit its exposure to bad debt; and the risk factors described in the risk factor section and elsewhere in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q and in the Company’s other SEC filings. our guidance and plans for 2025 are subject to the various risks and uncertainties we disclose, such as potential impacts from government shutdowns or changing administrative practices, including any resulting impacts on revenues or the timing of receivables. You should not place undue reliance on any forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future. 2

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Executive Summary

APEI is a market leader in the post-secondary education of active-duty military, veterans, new nurses, and health professionals, segments that have demonstrated stable and long-term demand.

2024 Financial Highlights

$624.6 M	$10.1 M	$0.55	$72.3 M	$158.9 M
Revenue	Net Income available to common shareholders	Diluted EPS	Adj. EBITDA[1]	Cash *(as of 12/31/24)*
+4% YoY			*+21% YoY*	*+10% YoY*

4Q24 Financial Highlights

- APEI Revenue: $164.1 million – sixth consecutive quarter of year-over-year growth
- Net income available to common stockholders: $11.5 million and net income per diluted common share of $0.63
- 4Q24 Adjusted EBITDA[1] of $31.4 million, above our guidance range
- Rasmussen EBITDA of $5.5 million in the quarter
- APUS 4Q24 registration growth of 7% compared to 4Q23

2024 Accomplishments

- Exceeded full-year guidance targets provided in March 2024
  - Year-over-Year Adjusted EBITDA grew 21%; Cash grew 10%
- APUS delivered 3% Year-over-Year enrollment growth and EBITDA margin of 30% on $317 million in revenue
- Rasmussen delivered year-over-year enrollment growth starting in 3Q24 and achieved 2H24 EBITDA profitability, as promised
- Rasmussen NCLEX scores maintained their achievement threshold with 23 of 25 reporting units meeting state standards

1. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, less non-recurring expenses, such as severance, and non-cash expenses, such as stock compensation) is a non-GAAP financial measure. Please refer to Appendix for GAAP to non-GAAP reconciliation.

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2025 Objectives

Simplify & Strengthen in 2025

- Combining APUS, Rasmussen and Hondros College of Nursing
  - ✓ *Strengthens military and healthcare platforms*
  - ✓ *Expands academic choice*
  - ✓ *Accelerates innovation*
  - ✓ *Strengthens compliance and financial positions*
  - ✓ *Expected completion by year end 2025*
- Closing and consolidating campuses and corporate centers
  - ✓ *Rasmussen: Optimize footprint*
  - ✓ *APUS/APEI: Selling corporate buildings*
- Guidance assumes completing early redemption of preferred equity
  - ✓ *Preferred redemption drives higher diluted EPS*
  - ✓ *Simplified capital structure*

$650M - $660M
2025E Revenue

$19M - $26M
2025E Net income available to common shareholders

$75M - $85M
2025E Adj. EBITDA[1]

1. Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization, less non-recurring expenses, such as severance, and non-cash expenses, such as stock compensation) is a non-GAAP financial measure. Please refer to Appendix for GAAP to non-GAAP reconciliation.

Executing on Combination of Institutions Current State: To Be State: ▪ APEI’s three higher education institutions will be combined into American Public University System. ✓ Students will benefit from increased access to curriculum and advanced degrees, flexible scheduling options and more ▪ The System will operate with two divisions: ✓ APUS Global: Reflecting today’s current APUS operations and units - American Military University and American Public University ✓ Rasmussen: A national healthcare platform combining Rasmussen’s healthcare and non-healthcare programs with Hondros College of Nursing’s nursing programs. ▪ Graduate School will continue to operate on a stand-alone basis 5

Registrations & Enrollments 378,400 2024 Net Course Registrations 3,600 1Q25 Enrollment 14,500 1Q25 Enrollment APUS has delivered consistently strong net course registrations since 2020 driven by continued strength in military and growing enrollments in veterans and military-affiliated families Year-over-year Rasmussen enrollments have been improving since 2Q23 and delivered positive total enrollments for 3 consecutive quarters Hondros enrollments have grown year-over-year for the last 20 consecutive quarters and at double-digit rates for 7 of the last 9 quarters 6

Enrollment Summary – Military, Veterans & their Families * Trailing 12 months quarterly registration figures ▪ Consistent, steady registration growth over past 2 years ▪ Revenue growth driven by increased net course registrations & impact of select tuition & fee increases in 2024 346,200 347,100 349,800 350,400 352,700 357,500 364,000 367,600 370,300 371,900 372,100 378,400 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 7

16,200 15,900 15,000 15,600 14,300 13,900 13,500 14,100 13,500 13,600 13,500 14,600 14,500 -6% -6% -8% -9% -12% -13% -10% -10% -6% -2% 0% 4% 7% -15% -10% -5% 0% 5% 10% 12,000 12,500 13,000 13,500 14,000 14,500 15,000 15,500 16,000 16,500 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Total Enrollment Total Yr/Yr % Change 14,300 13,500 13,900 13,600 13,50013,500 14,100 14,600 13,500 14,500 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 Enrollment Summary – Rasmussen ▪ Year-over-year enrollments have been improving since 2Q23 and delivered 3 consecutive quarters of enrollment growth ▪ Return to positive on-ground enrollment growth in 1Q25 YoY enrollment comparison by quarter Quarterly Enrollment 8

2,700 3,300 3,000 3,300 2,800 3,100 3,100 3,700 3,300 3,600 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 1Q24 1Q25 YoY enrollment comparison by quarter Quarterly Enrollment Enrollment Summary – Hondros ▪ Delivered 20 consecutive quarters of year-over-year enrollment growth 2,460 2,440 2,408 2,600 2,700 3,000 2,800 3,100 3,300 3,300 3,100 3,700 3,600 8% 3% 4% 4% 10% 23% 16% 19% 22% 9% 10% 19% 10% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Total HCN Yr/Yr % Change 9

Financial Update

Segment Revenue • APUS has delivered consistent year-over-year growth driven by modest increases in registrations and targeted tuition and fee increases • Rasmussen continues to build on a solid foundation with higher revenue and enrollment trends • 1Q25 enrollment growth is 7% over 1Q24 • Third consecutive quarter of year-over-year revenue growth • HCN delivered strong revenue growth of 20% in 4Q24 compared to 4Q23 • 1Q25 enrollment growth is 10% over 1Q24 APUS increased revenue year over year and is expected to grow net course registrations in 2025. Rasmussen and Hondros College of Nursing experienced year-over-year revenue growth and positive enrollment trends. $74.0 $80.7 $73.6 $77.0 $76.4 $77.0 $79.4 $82.4 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 $57.5 $53.1 $52.0 $53.0 $52.1 $52.6 $52.6 $57.5 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 $13.1 $16.4 $14.3 $16.4 $13.7 $15.5 $15.8 $18.9 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 11

Profitability ▪ 4Q24 registration growth of 7% compared to 4Q23 ▪ 2024 EBITDA margin of 30% on $317 million in revenue TTM Adj. EBITDA1 As of 12/31/24 TTM Adj. EBITDA Margin1 As of 12/31/24 ▪ Improving enrollment trends started in 3Q24. 1Q25 enrollment trends building on current momentum ▪ Rasmussen delivered $5.5 million of EBITDA in 4Q24 and positive EBITDA in 2H24 ▪ HCN enrollments have grown at double-digit rates for 7 of the last 9 quarters ▪ Positive EBITDA in 2024 ▪ Government budget and federal workforce uncertainty impacted 2024 and likely to impact 2025. 1. Please refer to appendix for GAAP to non-GAAP reconciliation $46.4 $69.6 $40.7 $71.8 $49.3 $66.6 $59.6 $72.3 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 7.7% 11.5% 6.8% 11.7% 8.2% 10.9% 9.9% 11.6% 1Q23 1Q24 2Q23 2Q24 3Q23 3Q24 4Q23 4Q24 12

Balance Sheet & Cash Flow 12 Months Ended December 31, $ in Millions 2024 2023 Net income available to common shareholders $10.1 ($53.3) Adjusted EBITDA1 $72.3 $59.6 (-) Capital expenditures $21.1 $13.9 Free cash flow2 $51.2 $45.7 As of December 31, $ in Millions 2024 2023 Cash $158.9 $144.3 (-) Restricted cash $27.0 $27.7 Unrestricted cash $131.9 $116.7 Term loan $93.4 $94.7 Unrestricted cash, net of debt $38.5 $22.0 Preferred equity $39.7 $39.7 Shares outstanding 17.7 17.6 Strong Balance Sheet with $159M in Cash 1. Please refer to appendix for GAAP to non-GAAP reconciliation 2. Free cash flow is defined as Adjusted EBITDA less capex 13

Guidance ($in millions) 1Q25 Revenue $161 - $163 Net Income avail to common shareholders $1.7 - $3.1 Adjusted EBITDA1 $13.5 - $15.5 FY 2025 Revenue $650 - $660 Net Income avail to common shareholders $19 - $26 Adjusted EBITDA1 $75 - $85 ▪ FY2025 Revenue forecasted to be 4% - 6% higher than 2024 ▪ FY2025 Net Income guidance equals $1.00 - $1.38 per diluted share ▪ FY2025 Adjusted EBITDA 1 forecasted to be 4% - 18% higher than 2024 ▪ $18 - $22 million anticipated capex in 2025 1. Please refer to appendix for GAAP to non-GAAP reconciliation These statements are based on current expectations. These statements are forward-looking and actual results may differ materially. 14

INVESTMENT HIGHLIGHTS Large Addressable Market Online education expected to increase to >$100 billion in 5 years Solid ROI for Education & Stable Long-Term Demand APUS in top 11% for student return on educational investment 1 Demand for nurses estimated to be 200,000+ per year Improving Performance and Operating Leverage Solid growth, margins and cash flow performance at APUS Rasmussen delivering positive enrollment and leveraging its higher fixed cost base Simplifying Business Operations Consolidating three separate institutions into one university system Plan to redeem preferred equity Reduction or elimination of assets, campus leases and corporate buildings 1. According to the Georgetown University Center on Education and the Workforce (2022) 2. Free cash flow defined as Adjusted EBITDA less Capital Expenditures Strong Cash Flow Free cash flow2 expected to be $53 million to $67 million in 2025 15

Appendix

17

Education Unit Profile

apei

Segment Summary ($ in millions)		1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24	4Q24	FY24
American Public University System AMU – APUS	Revenue	$74.0	$73.6	$76.4	$79.4	$ 303.3	$80.7	$77.0	$77.0	$82.4	$ 317.0
	EBITDA[1]	$18.5	$20.2	$23.3	$30.5	$ 92.5	$24.3	$19.5	$22.0	$28.4	$ 94.3
	Margin	*25%*	*28%*	*30%*	*38%*	*30%*	*30%*	*25%*	*29%*	*34.5%*	*30%*
Rasmussen University – RU	Revenue	$57.5	$52.0	$52.1	$52.6	$ 214.1	$53.1	$53.0	$52.6	$57.5	$ 216.3
	EBITDA[2]	($4.5)	($7.1)	($5.3)	$0.4	$ (16.5)	($2.7)	($4.7)	($4.5)	$5.5	$ (6.5)
	Margin	*-8%*	*-14%*	*-10%*	*1%*	*-8%*	*-5%*	*-9%*	*-9%*	*10%*	*-3%*
Hondros College of Nursing – HCN	Revenue	$13.1	$14.3	$13.7	$15.8	$ 56.9	$16.4	$16.4	$15.5	$18.9	$ 67.3
	EBITDA	($1.0)	$0.1	($0.3)	$1.1	$ (0.1)	$0.0	($0.4)	($0.3)	$1.2	$ 0.6
	Margin	*-8%*	*1%*	*-2%*	*7%*	*0%*	*0%*	*-2%*	*-2%*	*6%*	*1%*
Graduate School USA – GSUSA	Revenue	$5.1	$7.4	$8.6	$5.1	$ 26.2	$4.2	$6.4	$8.0	$5.4	$ 24.0
	EBITDA	($1.3)	$0.8	$1.6	($1.1)	$ 0.0	($1.1)	($0.7)	$1.4	($0.7)	$ (1.1)
	Margin	*-25%*	*11%*	*18%*	*-22%*	*0%*	*-27%*	*-11%*	*17%*	*-13%*	*-5%*
	Corporate[3]	$ (6.9)	$ (7.4)	$ (5.7)	$ (7.1)	$ (27.1)	$ (7.2)	$ (5.5)	$ (9.2)	$ (9.0)	$ (30.8)
apei American Public Education, Inc. – APEI	Consolidated Revenue	$149.7	$147.2	$150.8	$152.8	$ 600.5	$154.4	$152.9	$153.1	$164.0	$ 624.6
	Consolidated EBITDA	$4.8	$6.7	$13.4	$23.8	$ 48.7	$13.2	$8.2	$9.2	$25.4	$ 56.1
	(+) Adjustments	$ 2.2	$ 2.1	$ 4.7	$ 1.9	$ 10.9	$ 3.8	$ 2.7	$ 3.7	$ 6.0	$ 16.2
	Consolidated Adj. EBITDA	**$ 7.0**	**$ 8.8**	**$ 18.1**	**$ 25.7**	**$ 59.6**	**$ 17.1**	**$ 10.9**	**$ 12.9**	**$ 31.4**	**$ 72.3**
	Margin	*5%*	*6%*	*12%*	*17%*	*10%*	*11%*	*7%*	*8%*	*19%*	*12%*

Note: See note 16 to the financial statements included in the 2024 10-K. Reflects income (loss) from operations before interest, income taxes, gain (loss) from acquisitions, + depreciation & amortization.
Please refer to appendix for GAAP to non-GAAP reconciliation.

1. APUS excludes $2.8MM of losses in 4Q23 and $1.6MM in 2024 related to Loss on Disposal of Long-lived assets and Losses on assets held for sale.
2. Rasmussen excludes a non-cash impairment of $64MM in 2Q23. Also excludes $2.4MM for Collegis transition services expense in 1Q23, $2.9MM for lease termination and campus consolidation expense in 1Q24 and $3.7MM in lease termination costs in 2024.
3. GSUSA and Corporate combined comprise the Corporate & Other segment, as discussed in footnote 16 within the 2024 10-K disclosure.

Non-GAAP Disclosures American Public Education is presenting adjusted EBITDA and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business. GAAP Net Income to Adjusted EBITDA: (in thousands, except per share data) Net income (loss) available to common stockholders$ 11,505 $ 11,475 $ 10,057 $ (53,294) Preferred dividends 1,459 1,539 6,056 6,008 Net income (loss) $ 12,964 $ 13,014 $ 16,113 $ (47,286) Income tax expense (benefit) 7,986 2,124 10,419 (10,715) Interest expense, net 585 791 2,127 4,459 Equity investment loss - 3 4,407 5,236 Depreciation and amortization 3,863 5,081 19,303 27,816 EBITDA 25,398 21,013 52,369 (20,490) Impairment of goodwill and intangible assets - - - 64,000 Severance costs - - 530 2,959 Loss on assets held for sale 1,618 2,425 1,618 2,425 Loss on leases - - 3,715 - Other professional fees 1,404 - 2,217 - Stock compensation 2,166 1,715 7,668 7,740 Loss on disposals of long-lived assets 148 537 383 554 Transition services costs 659 - 3,798 2,403 Adjusted EBITDA $ 31,393 $ 25,690 $ 72,298 $ 59,591 Twelve Months Ended December 31, 2024 2023 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three and twelve months ended December 31, 2024 and 2023: Three Months Ended December 31, 2024 2023 18

Non-GAAP Disclosures American Public Education is presenting Adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected EBITDA to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business. (in thousands, except per share data) Net income available to common stockholders $ 1,696 $ 3,096 $ 18,638 $ 25,638 Preferred dividends 1,535 1,535 6,085 6,085 Net Income 3,231 4,631 24,723 31,723 Income tax expense 1,385 1,985 10,595 13,595 Interest expense, net 1,366 1,366 8,332 8,332 Depreciation and amortization 4,131 4,131 18,124 18,124 EBITDA 10,113 12,113 61,774 71,774 Stock compensation 1,902 1,902 7,349 7,349 Professional Fees 1,465 1,465 5,077 5,077 Other - loss on lease/assets/disposals 2 0 2 0 2 0 2 0 IT Transition services cost - - 781 781 Adjusted EBITDA $ 13,500 $ 15,500 $ 75,000 $ 85,000 EPS $ 0.09 $ 0.17 $ 1.00 $ 1.38 Three Months Ending Twelve Months Ending Low High Low High March 31, 2025 December 31, 2025 19

Thank You Company Steve Somers, CFA Chief Strategy & Corporate Development Officer investorrelations@apei.com Investor Relations Brian M. Prenoveau, CFA MZ Group 561-489-5315 APEI@mzgroup.us